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               Certification Pursuant to 18 U.S.C. Section 1350,
                           As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Morgan Stanley Institutional Fund, Inc.

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended December 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: February 18, 2004
                                               /s/ Ronald E. Robison
                                               ------------------------------
                                               Ronald E. Robison
                                               Principal Executive Officer

A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Institutional Fund, Inc. and will be retained by Morgan Stanley Institutional Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this report, but not being filed as part of this Report.

               Certification Pursuant to 18 U.S.C. Section 1350,
                           As Adopted Pursuant to
                 Section 906 of the Sarbanes-Oxley Act of 2002

Name of Issuer: Morgan Stanley Institutional Fund, Inc.

     In connection with the Report on Form N-CSR (the "Report") of the above-named issuer for the period ended December 31, 2003 that is accompanied by this certification, the undersigned hereby certifies that:

1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.


Date: February 18, 2004
                                               /s/ James Garrett
                                               ------------------------------
                                               James Garrett
                                               Principal Financial Officer


A signed original of this written statement required by Section 906 has been provided to Morgan Stanley Institutional Fund, Inc. and will be retained by Morgan Stanley Institutional Fund, Inc. and furnished to the Securities and Exchange Commission or its staff upon request. This written statement required by Section 906 is being furnished with this report, but not being filed as part of this Report.